UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: March 8, 2022

TECOGEN INC. (OTCQX: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)
(781) 466-6400
(Registrant's telephone number, including area code)
_______________________________________________

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02. - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2022 Stock Incentive Plan

On March 8, 2022, the Board of Directors (“Board”) of Tecogen Inc. (“Company,” “we,” “our,” “us,” or “our”) adopted the Tecogen Inc. 2022 Stock Incentive Plan (“2022 Plan”). The following description of the 2022 Plan is qualified in its entirety by reference to the 2022 Plan and related forms of incentive stock option award agreements, non-qualified stock option award agreement, restricted stock award agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by such reference.

Description of Plan

Overview. The 2022 Plan authorizes the grant or award and issuance of incentive stock options, non-qualified stock options, restricted stock awards, and common stock to our employees, officers, directors and consultants. The purpose of this 2022 Plan is to promote the interests of the Company and its stockholders by providing our employees, directors, officers and consultants with appropriate incentives and rewards to encourage them to enter into and continue in their employment or service with us, to acquire a proprietary interest in our long-term success and to reward the performance of individuals in fulfilling corporate objectives. The 2022 Plan complements our 2006 Stock Incentive Plan (“2006 Plan”). As of March 8, 2022, we have granted awards under the 2006 covering 3,800,632 of the 3,838,750 shares authorized for issuance under the 2006 Plan. The 2022 Plan will provide flexibility to us going forward by permitting us to compensate and award employees, officers, directors and consultants through the issuance of certain options, restricted stock, and stock awards.

Term of Plan. The 2022 Plan became effective on March 8, 2022, subject to approval of our stockholders within one year of such date. If stockholder approval is not obtained within this one-year period, awards under the plan automatically and immediately terminate. The 2022 Plan is for a term of ten years and will terminate March 8, 2032, and no award may be made after that date, however, awards made before that date may extend beyond that date.

Eligible Participants. Eligible participants include our employees, officers, directors and consultants of the Company and those of any of our subsidiaries or affiliates.

Shares Reserved for Issuance. We have reserved 3,800,000 shares of our common stock for issuance pursuant to awards under the 2022 Plan. If an award under the 2022 Plan is cancelled, expires, forfeited, settled in cash or otherwise terminates without being exercised in full, the shares of common stock not acquired pursuant to the award will again become available for issuance under the 2022 Plan.

Certain Award Limits. The 2022 Plan provides that the maximum aggregate amount of awards that may be granted to a non-employee director of the Company in a calendar year shall not exceed $100,000. The maximum aggregate number of shares for which options may be granted in any calendar year to an individual participant is not to exceed 1.5% of our issued and outstanding shares on December 31 of the calendar year immediately preceding the grant of an award. Further, the maximum aggregate number of shares for which restricted stock awards and stock awards may be granted in any calendar year to an individual participant is not to exceed 1.5% of our issued and outstanding shares on December 31 of the calendar year immediately preceding the grant of an award.

Adjustments for Stock Splits and Similar Events. The Committee (defined below) will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2022 Plan, including the individual limitations on awards, to reflect stock splits, reorganization, recapitalization and other similar events.

Administration. Our Board has delegated its authority to administer the 2022 Plan to our Compensation Committee (“Committee”). Subject to the provisions of the 2022 Plan, the Committee has the power to take all actions that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation:

•prescribe, amend, and rescind rules and regulations relating to the 2022 Plan and to define terms not otherwise defined

•determine which persons are eligible to participate, to which of such participants, if any, awards shall be granted, and the timing of any such awards

•grant awards to participants and determine their terms and conditions, including the number of shares subject to awards and the exercise or purchase price of such shares and the circumstances under which awards become exercisable or vested or are forfeited or expire

•establish any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any award

•prescribe and amend the terms of the agreements or other communications evidencing awards made under the 2022 Plan (which need not be identical) and the terms or form of any document or notice required to be delivered to us by participants under the 2022 Plan

•determine the appropriate adjustment, if any, required as a result of any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off or dividend, or other changes in the number or kind of outstanding shares or any stock or other securities into which such shares shall have been exchanged

•interpret and construe the 2022 Plan, any rules and regulations under the 2022 Plan and the terms and conditions of any award granted thereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and

•make all other determinations deemed necessary or advisable for the administration of the 2022 Plan.

Change of Control. Unless the Board expressly provides otherwise prior to a change of control or in an award agreement, in the event of a change of control of the Company, all outstanding options under the 2022 Plan vest and become exercisable on the date immediately before the change of control and all restrictions under restricted stock awards and restricted stock rights shall lapse or be deemed satisfied on the date immediately prior to the change of control.

A change of control is deemed to have occurred upon the occurrence of one of the following events:

•any person or group of persons becomes the beneficial owner of shares of the Company to which 50% or more of the total number of votes for the election of directors may be cast;
•as a result of a cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, persons who were directors immediately prior to the event cease to constitute a majority of the board;
•stockholders approve an agreement providing either that the Company will cease to be an independent publicly owned corporation or for sale or other disposition of all or substantially all the assets of the Company; or
•a tender offer or exchange offer is made for shares of our common stock (other than one made by us) and shares of common stock are acquired.

Non-Employee Director Awards. The Committee determines all awards to non-employee directors and such awards are not subject to management’s discretion. From time to time, the Committee will set the amount and the type of award that will be granted to non-employee directors on a periodic, nondiscriminatory basis, including pursuant to any plan adopted by the Committee or Board for the compensation of non-employee directors. The Committee may set additional awards to be granted to non-employee directors also on a periodic, nondiscriminatory basis based on one or more of the following criteria: (i) service as the chair of a Board committee; (ii) service as chairman of the Board; (iii) the number or type of Board committees on which a director serves; or (iv) the first selection or appointment of an individual to the Board.

Award Types. The 2022 Plan authorizes the grant or award and issuance of incentive stock options, non-qualified stock options, restricted stock, and stock awards.

Stock Option Awards. Incentive stock options and non-qualified stock options may be granted pursuant the 2022 Plan. The Committee determines whether a stock option award is an incentive stock option or a non-qualified stock option and the terms of each stock option granted under the 2022 Plan, including the number of shares covered by an option, exercise price and means of payment, the vesting and exercisability of the option, and restrictions on transfer and the term. The stock options expire on the earliest of ten years after the date of grant, 60 days after the death or disability of the recipient, immediately upon termination of employment or service other than by death or disability, or on such date as the Committee determines. The Committee, in its sole discretion, may change by agreement the post-termination rights of a recipient, including accelerating the date or dates on which the option becomes vested and is exercisable following termination of employment or service, or extend the period. Options granted under the plan may be exercised by delivering cash, a cashless exercise, or by delivering to us the proceeds of shares of our common stock issuable under an option.

Incentive Stock Options. An incentive stock option is an award in the form of a stock option to purchase shares that is intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and the rules and regulations thereunder (“Code”). The exercise price of each incentive stock option will not be less than the fair market value of our shares on the date on which the stock option is granted. Notwithstanding the foregoing, if a participant owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company, the exercise price of such option must be at least 110% of the fair market value of a share of our common stock on the date of grant and the option must expire within a period of not more than five years from the date of grant

Non-Qualified Stock Option. A non-qualified stock option is an award in the form of a stock option to purchase shares. Non-qualified stock options do not qualify for the special tax treatment accorded to incentive stock options under Section 422 of the Code. The exercise price of each non-qualified stock option will not be less than the fair market value of a share of our common stock on the date on which the stock option is granted.

Restricted Stock and Stock Awards. An award of restricted stock consists of a specified number of shares of our common stock that are subject to restrictions on transfer, conditions of forfeiture, and any other terms and conditions for periods determined by the Committee. Prior to the termination of the restrictions, a participant may be able to vote and receive dividends on the restricted stock unless the Committee determines otherwise but may not sell or otherwise transfer the shares.

The Committee may also make stock awards of common stock without restrictions, except that if the award is in lieu of salary, service fee, cash bonus or other cash compensation, the number of shares covered by an award shall be based on the fair market value of such shares on the date of grant.

The Committee has discretion to determine the terms of any award of restricted stock, including the number of shares subject to the award, and the minimum period over which the award may vest, and the acceleration of any vesting in the event of death, disability or change of control, as discussed above with regard to options.

Award Agreements. Each award under the 2022 Plan that is share based will be evidenced by an award agreement setting forth the number of shares subject to the award, the purchase or exercise price, if any, the term of the award, the vesting period, and any performance criteria. The award agreement will also set forth such other material terms and conditions as the Committee may deem appropriate to the award consistent with the terms of the 2022 Plan.

Transferability. Awards are not transferable or assignable unless provided otherwise by the Committee with respect to certain specified family-related transfers.

Amendment and Termination. Our Board may amend, terminate, or modify the 2022 Plan at any time, without stockholder approval, unless required by the Code, pursuant to Section 16 under the Securities Exchange Act of 1934, as amended, or by any national securities exchange or system on which our common stock is then listed or reported, or by any regulatory body.

Benefits under the Plan. As of the date of this report, no awards have been made under the 2022 Plan. All future awards under the 2022 Plan are to be based on future performance and will be made in the discretion of the Committee.

Adoption of Non-Employee Director Compensation Plan

On March 8, 2022, upon the recommendation of the Compensation Committee of the Board, our Board approved and adopted a policy (“Policy”) regarding the compensation of directors who are not also employees or officers of the Company (“Non-Employee Directors”). The Policy will become effective March 8, 2022. The purpose of the Policy is to attract and retain qualified independent members of the Board.

The following summary of the Policy is not complete and is qualified in its entirety by reference to the “Policy Regarding Compensation of Non-Employee Directors” attached hereto as Exhibit 10.5 and incorporated herein by reference thereto.

Description of Policy

Each Non-Employee Director shall be entitled to receive automatically and without further action by the Compensation Committee or the Board the following equity awards pursuant to our 2022 Plan:

Initial Award. Under the Policy, each person who is initially elected or appointed to the Board and who is a Non-Employee Director following the effective date of the Policy will be eligible to receive a non-qualified stock option to purchase 100,000 shares of the Company’s common stock, $.001 par value per share (“Common Stock”), on the date of such initial election or appointment (“Initial Award”). No Non-Employee Director shall be granted more than one Initial Award.

Annual Award. Under the Policy, each Non-Employee Director who is a Non-Employee Director immediately following each annual meeting of our stockholders and who will continue in such capacity immediately following such annual meeting is entitled to receive an annual award (“Annual Award”) of 25,000 non-qualified stock options to purchase shares of common stock

The options issued pursuant to the Initial and Annual Awards shall be exercisable at a price equal to the fair market value of a share of our common stock on the date of grant, shall be exercisable for a term of ten years from the date of grant, and shall vest in equal amounts on the first, second, third and fourth anniversaries of the date of each grant.

Reimbursement of Expenses. Under the Policy, each Non-Employee Director is entitled to be reimbursed reasonable expenses incurred in connection with travel to and attending Board and Board committee meetings.

Other Provisions of Policy. The options granted pursuant to the Policy are subject to the terms of the 2022 Plan. The Policy may be amended, altered or terminated at the election of the Board, provided that no such amendment, alteration or termination shall have a retroactive effect or impair the rights of an independent director under any option grant.

Form of Initial Award and Annual Award Agreements. The form of Non-Employee Director Non-Qualified Stock Option Award Agreement covering Initial and Annual Awards to Non-Employee Director is attached hereto as Exhibit 10.6 and is incorporated herein by reference thereto.

Section 8 – Other Events

Item 8.01. Other Events.

2022 Annual Meeting of Stockholders

Our Board has determined to hold our annual meeting of stockholders for 2022 on June 9, 2022.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Tecogen Inc. 2022 Stock Incentive Plan, filed herewith.
10.2	Form of Incentive Stock Option Award Agreement (Employee Form), filed herewith.
10.3	Form of Non-Qualified Stock Option Award Agreement (Employee Form), filed herewith.
10.4	Form of Restricted Stock Award Agreement, filed herewith.
10.5	Tecogen Inc. Policy Regarding Compensation of Non-Employee Directors, filed herewith.
10.6	Form of Non-Qualified Stock Option Award Agreement (Non-Employee Director Form), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECOGEN INC.
By:	/s/ Benjamin M. Locke
Its:	Chief Executive Officer (Principal Executive Officer)
Dated:	March 9, 2022